Exhibit 99.4


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-C

KEY PERFORMANCE FACTORS
September 30, 1999



        Expected B Maturity                         7/15/05


        Blended Coupon                               6.3910%



        Excess Protection Level
          3 Month Average   5.87%
            September, 1999   5.77%
            August, 1999   5.91%
            July, 1999   5.94%


        Cash Yield                                  18.00%


        Investor Charge Offs                         4.60%


        Base Rate                                    7.63%


        Over 30 Day Delinquency                      4.90%


        Seller's Interest                            6.99%


        Total Payment Rate                          14.16%


        Total Principal Balance                     $45,780,732,257.76


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $3,198,912,739.27